EXHIBIT  32.1

  STATEMENT  REQUIRED  BY  18  U.S.C.  SECTION  1350,  AS  ADOPTED  PURSUANT  TO
              SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002

In connection with the Quarterly Report on Form 10-QSB of ABC Realty, Inc. (the "Company") for the quarter ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Duane Bennett, Chief Executive Officer, certify that:

* the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

* information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/  Duane  Bennett
-------------------
Duane  Bennett
Director,  President,  Chief  Executive  Officer  and  Chief  Financial  Officer



August  14,  2004